Derivative Liabilities	9 Months Ended
Sep. 30, 2015
Derivative Liabilities [Abstract]
Derivative Liabilities

Note 6 — Derivative Liabilities

In connection with the private placement transactions during the period ended September 30, 2015, the Company issued 4,955,000 warrants, to purchase common stock with an exercise price of $0.40 and a three year term. The Company identified certain put features embedded in the warrants that potentially could result in a net cash settlement in the event of a fundamental transaction, requiring the Company to classify the warrants as a derivative liability.

In connection with the issuance of a convertible note as discussed above in Note 5, the Company evaluated the note agreement to determine if the agreement contained any embedded components that would qualify the agreement as a derivative. The Company identified certain put features embedded in the convertible note agreement that potentially could result in a net cash settlement in the event of a fundamental transaction, requiring the Company to classify the conversion feature as a derivative liability.

Level 3 Financial Liabilities – Derivative convertible note and warrant liabilities

The following are the major categories of assets and liabilities that were measured at fair value during the nine months ended September 30, 2015, using quoted prices in active markets for identical assets (Level 1), significant other observable inputs (Level 2), and significant unobservable inputs (Level 3):

	Quoted Prices In Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance at September 30, 2015

Embedded conversion feature	$--	$--	$471,660	$471,660
Warrant liability	--	--	113,446	113,446
September 30, 2015	$--	$--	$585,106	$585,106

The following table provides a summary of the changes in fair value, including net transfers in and/or out, of all financial assets measured at fair value on a recurring basis using significant unobservable inputs during the nine months ended September 30, 2015.

	Warrant Liability	Embedded Conversion Feature	Total
Balance - December 31, 2014	$-	$-	$-
Change in fair value of derivative liability	139,090	(2,792)	136,298
Issuance of derivative warrant liabilities	332,570	-	332,570
Included in debt discount	-	116,238	116,238
Balance – September 30, 2015	$471,660	$113,446	$585,106

The fair value of the derivative feature of the convertible notes and warrants on the issuance dates and at the balance sheet date were calculated using an option model valued with the following weighted average assumptions:

September 30, 2015
Risk free interest rate	0.33% - 1.01%
Dividend yield	0.00%
Expected volatility	113% - 114%
Remaining term	0.83 – 3.00 years

Risk-free interest rate: The Company uses the risk-free interest rate of a U.S. Treasury Note with a similar term on the date of the grant.

Dividend yield: The Company uses a 0% expected dividend yield as the Company has not paid dividends to date and does not anticipate declaring dividends in the near future.

Volatility: The Company calculates the expected volatility of the stock price based on the corresponding volatility of the Company’s peer group stock price for a period consistent with the warrants’ expected term.

Remaining term: The Company’s remaining term is based on the remaining contractual maturity of the warrants.

During the three and nine months ended September 30, 2015, the Company marked the derivative feature of the warrants to fair value and recorded a gain of $49,259 and a loss of $136,298, respectively, relating to the change in fair value.